Note 1. Organization and Background	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Note 1. Organization and Background

NOTE 1. ORGANIZATION AND BACKGROUND

Boston Omaha Corporation was organized on August 11, 2009 with present management taking over operations in February 2015. The Company’s operations include (i) its outdoor advertising business with multiple billboards across Alabama, Florida, Georgia, and Wisconsin, (ii) its insurance business that specializes in surety bonds, and (iii) equity method investments in several real estate and real estate service companies. The Company’s billboard operations are conducted through its subsidiary, Link Media Holdings, LLC and its insurance operations are conducted through its subsidiary, General Indemnity Group, LLC. The Company’s real estate investments are held in Boston Omaha Corporation.

The Company completed an acquisition of an outdoor advertising business and entered the outdoor advertising industry on June 19, 2015. On July 23, 2015, August 31, 2015, February 16, 2016 and June 15, 2016, the Company completed five additional acquisitions.

On April 20, 2016, the Company completed an acquisition of a surety bond brokerage business. On December 7, 2016, the Company completed an acquisition of a fidelity and surety bond business, thus expanding its operations in insurance.

On December 31, 2015, the Company transferred its interest in Ananda Investments, LLC (“Ananda”) to the former controlling stockholder in full satisfaction of its note payable. On January 22, 2016, in connection with the transfer of its interest in Ananda, the Company was released from its guaranty of Ananda’s mortgage payable. In connection with the sale of its interest in Ananda, the Company’s subsidiary Ananda Holdings, LLC ceased operations. During March 2016, the ownership of Ananda Holdings, LLC was transferred to the former controlling stockholder.